                                                                    EXHIBIT 99.1

                            Saga Communications, Inc.
                  Reports 4th Quarter and Year End 2003 Results


                                                                        CONTACT:
                                                                  Samuel D. Bush
                                                                    313/886-7070

Grosse Pointe Farms, MI - March 3, 2004 - Saga Communications, Inc. (NYSE-SGA) today reported net income of $4.5 million ($.21 per fully diluted share) for the quarter ended December 31, 2003 compared to $4.1 million ($.19 per fully diluted share) for 2002. For the quarter ended December 31, 2003, net operating revenue increased 5.2% over the comparable period in 2002 to approximately $32.9 million. Operating income increased 7.3% to approximately $8.6 million. Station operating income (net operating revenue less station operating expense) increased 4.2% to approximately $11.8 million for the quarter. On a same station basis for the quarter, net operating revenue increased 0.3% to approximately $30.5 million, operating income increased 5.3% to $8.3 million and station operating income (net operating revenue less station operating expense) increased 2.2% to approximately $11.4 million.

For the year ended December 31, 2003, net income for the twelve month period decreased 0.5% to approximately $13.9 million ($.65 per fully diluted share) compared to $14.0 million ($.66 per fully diluted share). Net operating revenue increased 5.7% over the comparable period in 2002 to approximately $121.3 million. Operating income decreased 1% to approximately $28.6 million. Station operating income increased 1.4% to approximately $42.0 million. On a same station basis for the year, net operating revenue was approximately flat with 2002 at $111.2 million, operating income decreased 1.7% to $27.7 million and station operating income (net operating revenue less station operating expense) was approximately flat at $40.5 million. Net income for the year includes a $1.2 million write-off of unamortized debt issuance costs due to the completion of a new $200 million credit facility as of July 29, 2003.

Capital expenditures in the fourth quarter of 2003 were approximately $1.7 million with approximately $0.6 million being spent as a result of acquisitions. For the year end 2003 total capital expenditures were approximately $8.1 million with approximately $3.3 million being spent as a result of acquisitions.

The attached Selected Supplemental Financial Data table discloses "as reported," "same station" and "pro forma" information by segment. The "as reported" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "pro forma" amounts assume the 2003 and 2002 acquisitions and dispositions occurred as of January 1, 2002.

Additionally, the Company is releasing its financial expectations for the first quarter of 2004. Saga expects net revenue and station operating income on a proforma basis to increase 2 - 4% and 3 - 5%, respectively, for the first quarter of 2004. The guidance being provided is based on the economic and market conditions as of March 3, 2004. The Company can give no assurances as to whether these conditions will continue, or if they change, how such changes may affect the Company's current expectations. While Saga may from time to time issue updated guidance, it assumes no obligation to do so.

Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to access its financial performance. Such non-GAAP measures include station operating income, same station financial information, proforma station operating income and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 24 markets, including 49 FM and 27 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 3 low power television stations. Additionally, Saga has entered into an agreement to acquire 3 FM radio stations serving the Springfield/Northampton, MA and Brattleboro, VT radio markets and an AM and FM serving the Asheville, NC radio market. For additional information contact us at 313/886-7070 or visit our website at www.sagacommunications.com.

Saga's fourth quarter and year end 2003 results conference call will be on Wednesday, March 3 at 9:00AM. The dial in number for domestic calls is 800/450-0785. For international callers the number is 612/332-0923. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 720054. Thereafter, a transcript of the call will be available on our website.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes", "expects", "anticipates", "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED CONSOLIDATED FINANCIAL DATA
                     FOR THE THREE AND TWELVE MONTH PERIODS
                        ENDED DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                               DECEMBER 31,                   DECEMBER 31,
                                                           2003             2002          2003             2002
                                                           ----             ----          ----             ----
OPERATING RESULTS
Net operating revenue                                 $  32,933       $  31,308       $ 121,297       $ 114,782
Station operating expense
   (excluding depreciation, amortization,
   corporate general and administrative)                 21,132          19,985          79,280          73,350
Corporate general and administrative                      1,515           1,677           6,450           6,022
Depreciation                                              1,592           1,536           6,544           6,034
Amortization                                                128             124             458             499
                                                      ---------       ---------       ---------       ---------
Operating income                                          8,566           7,986          28,565          28,877
Interest expense                                          1,006           1,435           4,779           5,487
Other expense, net                                          281             306           1,131             159
                                                      ---------       ---------       ---------       ---------
Income before income tax                                  7,279           6,245          22,655          23,231
Income tax expense                                        2,740           2,141           8,771           9,276
                                                      ---------       ---------       ---------       ---------
Net income                                            $   4,539       $   4,104       $  13,884       $  13,955
                                                      =========       =========       =========       =========
Earnings per share:
    Basic                                             $     .22       $     .20       $     .67       $     .68
                                                      =========       =========       =========       =========
    Diluted                                           $     .21       $     .19       $     .65       $     .66
                                                      =========       =========       =========       =========
Weighted average common shares                           20,839          20,753          20,817          20,631
Weighted average common shares and common
   equivalents                                           21,293          21,270          21,301          21,209

FREE CASH FLOW
Net income                                            $   4,539       $   4,104       $  13,884       $  13,955
Plus:  Depreciation and amortization                      1,720           1,660           7,002           6,533
       Deferred tax expense                               1,466           1,415           3,594           3,770
Less:  Capital expenditures                              (1,708)         (1,704)         (8,118)         (7,559)
                                                      ---------       ---------       ---------       ---------
Free cash flow                                        $   6,017       $   5,475       $  16,362       $  16,699
                                                      =========       =========       =========       =========

BALANCE SHEET DATA
Working capital                                                                       $  25,353       $   5,517
Net fixed assets                                                                         62,369          60,161
Net intangible and other assets                                                         161,112         134,713
Total assets                                                                            262,343         226,322
Long term debt (including current portion of $45
   for 2003, and $13,308 for 2002)                                                      121,205         105,228
Stockholders' equity                                                                    107,244          93,059

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE THREE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                               AS-REPORTED              SAME STATION               PRO FORMA (1)
CONSOLIDATED                                THREE MONTHS ENDED       THREE MONTHS ENDED         THREE MONTHS ENDED
                                               DECEMBER 31,             DECEMBER 31,               DECEMBER 31,
                                            2003         2002         2003         2002         2003         2002
                                            ----         ----         ----         ----         ----         ----
Net operating revenue                     $32,933      $31,308      $30,496      $30,415      $32,933      $32,605
Station operating expense                  21,132       19,985       19,073       19,233       21,132       21,099
                                          -------      -------      -------      -------      -------      -------
Station operating income (2)               11,801       11,323       11,423       11,182       11,801       11,506
Corporate general and administrative        1,515        1,677        1,515        1,677        1,515        1,702
Depreciation                                1,592        1,536        1,532        1,508        1,592        1,578
Amortization                                  128          124           90          124          128          154
                                          -------      -------      -------      -------      -------      -------
Operating income                            8,566        7,986      $ 8,286      $ 7,873        8,566        8,072
Interest expense                            1,006        1,435                                  1,006        1,621
Other expense, net                            281          306                                    281          306
Income tax expense                          2,740        2,141                                  2,740        2,108
                                          -------      -------                                -------      -------
Net income                                $ 4,539      $ 4,104                                $ 4,539      $ 4,037
                                          =======      =======                                =======      =======
Earnings per share:
  Basic                                   $  0.22      $  0.20                                $  0.22      $  0.20
                                          =======      =======                                =======      =======
  Diluted                                 $  0.21      $  0.19                                $  0.21      $  0.19
                                          =======      =======                                =======      =======

                                     AS-REPORTED                SAME STATION              PRO FORMA (1)
RADIO SEGMENT                    THREE MONTHS ENDED         THREE MONTHS ENDED        THREE MONTHS ENDED
                                    DECEMBER 31,                DECEMBER 31,              DECEMBER 31,
                                   2003         2002          2003        2002         2003         2002
                                   ----         ----          ----        ----         ----         ----
Net operating revenue             $29,495      $27,798      $27,158      $26,905      $29,495      $28,996
Station operating expense          18,562       17,619       16,711       16,867       18,562       18,439
                                  -------      -------      -------      -------      -------      -------
Station operating income (2)       10,933       10,179       10,447       10,038       10,933       10,557
Depreciation                        1,107        1,114        1,047        1,086        1,107        1,112
Amortization                          125          118           87          118          125          148
                                  -------      -------      -------      -------      -------      -------
Operating income                  $ 9,701      $ 8,947      $ 9,313      $ 8,834      $ 9,701      $ 9,297

                                     AS-REPORTED             SAME STATION            PRO FORMA (1)
TELEVISION SEGMENT               THREE MONTHS ENDED       THREE MONTHS ENDED      THREE MONTHS ENDED
                                    DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                                   2003        2002         2003      2002         2003        2002
                                   ----        ----         ----      ----         ----        ----
Net operating revenue             $3,438      $3,510      $3,338      $3,510      $3,438      $3,609
Station operating expense          2,570       2,366       2,362       2,366       2,570       2,660
                                  ------      ------      ------      ------      ------      ------
Station operating income (2)         868       1,144         976       1,144         868         949
Depreciation                         435         370         435         370         435         414
Amortization                           3           6           3           6           3           6
                                  ------      ------      ------      ------      ------      ------
Operating income                  $  430      $  768      $  538      $  768      $  430      $  529

(1) Pro Forma results assume all acquisitions and dispositions in 2002 and 2003 occurred as of January 1, 2002.

(2)   Excludes depreciation, amortization, corporate general and administrative.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE TWELVE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                               AS-REPORTED                SAME STATION                PRO FORMA (1)
CONSOLIDATED                               TWELVE MONTHS ENDED         TWELVE MONTHS ENDED         TWELVE MONTHS ENDED
                                              DECEMBER 31,                  DECEMBER 31,               DECEMBER 31,
                                            2003         2002           2003         2002           2003         2002
                                            ----         ----           ----         ----           ----         ----
Net operating revenue                     $121,297      $114,782      $111,203      $111,181      $123,111      $121,896
Station operating expense                   79,280        73,350        70,661        70,628        80,649        79,045
                                          --------      --------      --------      --------      --------      --------
Station operating income (2)                42,017        41,432        40,542        40,553        42,462        42,851
Corporate general and administrative         6,450         6,022         6,450         6,022         6,450         6,218
Depreciation                                 6,544         6,034         6,081         5,913         6,632         6,382
Amortization                                   458           499           359           499           510           581
                                          --------      --------      --------      --------      --------      --------
Operating income                            28,565        28,877      $ 27,652      $ 28,119        28,870        29,670
Interest expense                             4,779         5,487                                     4,996         6,250
Other expense, net                           1,131           159                                     1,131           159
Income tax expense                           8,771         9,276                                     8,809         9,304
                                          --------      --------                                  --------      --------
Net income                                $ 13,884      $ 13,955                                  $ 13,934      $ 13,957
                                          ========      ========                                  ========      ========
Earnings per share:
  Basic                                   $   0.67      $   0.68                                  $   0.67      $   0.68
                                          ========      ========                                  ========      ========
  Diluted                                 $   0.65      $   0.66                                  $   0.65      $   0.66
                                          ========      ========                                  ========      ========

                                     AS-REPORTED                   SAME STATION               PRO FORMA (1)
RADIO SEGMENT                     TWELVE MONTHS ENDED          TWELVE MONTHS ENDED        TWELVE MONTHS ENDED
                                      DECEMBER 31,                  DECEMBER 31,               DECEMBER 31,
                                  2003           2002           2003         2002          2003           2002
                                  ----           ----           ----         ----          ----           ----
Net operating revenue             $109,065      $102,372      $ 99,070      $ 98,771      $110,879      $109,387
Station operating expense           69,685        64,134        61,361        61,412        71,054        69,535
                                  --------      --------      --------      --------      --------      --------
Station operating income (2)        39,380        38,238        37,709        37,359        39,825        39,852
Depreciation                         4,785         4,401         4,366         4,280         4,873         4,705
Amortization                           444           475           345           475           496           557
                                  --------      --------      --------      --------      --------      --------
Operating income                  $ 34,151      $ 33,362      $ 32,998      $ 32,604      $ 34,456      $ 34,590

                                      AS-REPORTED               SAME STATION             PRO FORMA (1)
TELEVISION SEGMENT                TWELVE MONTHS ENDED        TWELVE MONTHS ENDED      TWELVE MONTHS ENDED
                                     DECEMBER 31,                DECEMBER 31,             DECEMBER 31,
                                   2003         2002           2003         2002       2003         2002
                                   ----         ----           ----         ----       ----         ----
Net operating revenue             $12,232      $12,410      $12,133      $12,410      $12,232      $12,509
Station operating expense           9,595        9,216        9,300        9,216        9,595        9,510
                                  -------      -------      -------      -------      -------      -------
Station operating income (2)        2,637        3,194        2,833        3,194        2,637        2,999
Depreciation                        1,560        1,432        1,516        1,432        1,560        1,476
Amortization                           14           24           14           24           14           24
                                  -------      -------      -------      -------      -------      -------
Operating income                  $ 1,063      $ 1,738      $ 1,303      $ 1,738      $ 1,063      $ 1,499

(1) Pro Forma results assume all acquisitions and dispositions in 2002 and 2003 occurred as of January 1, 2002.

(2)   Excludes depreciation, amortization, corporate general and administrative.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE TWELVE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                            PRO FORMA (1)          PRO FORMA (1)           PRO FORMA (1)           PRO FORMA (1)
CONSOLIDATED                             THREE MONTHS ENDED     THREE MONTHS ENDED     THREE MONTHS ENDED      THREE MONTHS ENDED
                                              MARCH 31,              JUNE 30,             SEPTEMBER 30,            DECEMBER 31,
                                           2003      2002         2003      2002        2003       2002         2003        2002
                                           ----      ----         ----      ----        ----       ----         ----        ----
Net operating revenue                  $ 26,743    $ 25,885     $ 32,418   $ 31,806    $ 31,017    $ 31,600    $ 32,933   $ 32,605
Station operating expense                19,308      18,210       20,925     20,502      19,284      19,234      21,132     21,099
                                       --------    --------     --------   --------    --------    --------    --------   --------
Station operating income (2)              7,435       7,675       11,493     11,304      11,733      12,366      11,801     11,506
Corporate general and administrative      1,245       1,317        1,896      1,615       1,794       1,584       1,515      1,702
Depreciation                              1,748       1,554        1,703      1,622       1,589       1,628       1,592      1,578
Amortization                                107         142          135        143         140         142         128        154
                                       --------    --------     --------   --------    --------    --------    --------   --------
Operating income                          4,335       4,662        7,759      7,924       8,210       9,012       8,566      8,072
Interest expense                          1,607       1,501        1,229      1,575       1,154       1,553       1,006      1,621
Other (income) expense, net                  (8)         (7)        (357)        10       1,215        (150)        281        306
Income tax expense                        1,093       1,331        2,612      2,667       2,364       3,198       2,740      2,108
                                       --------    --------     --------   --------    --------    --------    --------   --------
Net income                             $  1,643    $  1,837     $  4,275   $  3,672    $  3,477    $  4,411    $  4,539   $  4,037
                                       ========    ========     ========   ========    ========    ========    ========   ========
Earnings per share:
  Basic                                $   0.08    $   0.09     $   0.21   $   0.18    $   0.17    $   0.21    $   0.22   $   0.19
                                       ========    ========     ========   ========    ========    ========    ========   ========
  Diluted                              $   0.08    $   0.09     $   0.20   $   0.17    $   0.16    $   0.21    $   0.21   $   0.19
                                       ========    ========     ========   ========    ========    ========    ========   ========

                                    PRO FORMA (1)           PRO FORMA (1)            PRO FORMA (1)           PRO FORMA (1)
RADIO SEGMENT                    THREE MONTHS ENDED      THREE MONTHS ENDED       THREE MONTHS ENDED     THREE MONTHS ENDED
                                      MARCH 31,               JUNE 30,               SEPTEMBER 30,           DECEMBER 31,
                                  2003         2002       2003        2002        2003        2002       2003         2002
                                  ----         ----       ----        ----        ----        ----       ----         ----
Net operating revenue            $24,127     $23,130     $29,303     $28,801     $27,954     $28,460     $29,495     $28,996
Station operating expense         17,024      16,054      18,505      18,092      16,963      16,950      18,562      18,439
                                 -------     -------     -------     -------     -------     -------     -------     -------
Station operating income (2)       7,103       7,076      10,798      10,709      10,991      11,510      10,933      10,557
Depreciation                       1,310       1,151       1,266       1,218       1,190       1,224       1,107       1,112
Amortization                         103         136         132         137         136         136         125         148
                                 -------     -------     -------     -------     -------     -------     -------     -------
Operating income                 $ 5,690     $ 5,789     $ 9,400     $ 9,354     $ 9,665     $10,150     $ 9,701     $ 9,297

                                   PRO FORMA (1)            PRO FORMA (1)             PRO FORMA (1)           PRO FORMA (1)
TELEVISION SEGMENT              THREE MONTHS ENDED       THREE MONTHS ENDED        THREE MONTHS ENDED     THREE MONTHS ENDED
                                     MARCH 31,                JUNE 30,                SEPTEMBER 30,          DECEMBER 31,
                                 2003         2002        2003         2002         2003        2002       2003         2002
                                 ----         ----        ----         ----         ----        ----       ----         ----
Net operating revenue            $ 2,616      $ 2,755     $ 3,115     $ 3,005     $ 3,063     $ 3,140     $ 3,438     $ 3,609
Station operating expense          2,284        2,156       2,420       2,410       2,321       2,284       2,570       2,660
                                 -------      -------     -------     -------     -------     -------     -------     -------
Station operating income (2)         332          599         695         595         742         856         868         949
Depreciation                         388          354         388         354         349         354         435         414
Amortization                           4            6           3           6           4           6           3           6
                                 -------      -------     -------     -------     -------     -------     -------     -------
Operating income (loss)             ($60)     $   239     $   304     $   235     $   389     $   496     $   430     $   529

(1) Pro Forma results assume all acquisitions and dispositions in 2002 and 2003 occurred as of January 1, 2002.

(2)   Excludes depreciation, amortization, corporate general and administrative.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE THREE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

RECONCILIATION OF STATION OPERATING INCOME TO GAAP OPERATING INCOME

                                                  AS-REPORTED              SAME STATION            PRO FORMA (1)
CONSOLIDATED                                   THREE MONTHS ENDED      THREE MONTHS ENDED      THREE MONTHS ENDED
                                                  DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                                               2003         2002       2003         2002       2003         2002
                                               ----         ----       ----         ----       ----         ----
Operating income as reported                  $ 8,566     $ 7,986     $ 8,286     $ 7,873     $ 8,566     $ 8,072
     Corporate general and administrative       1,515       1,677       1,515       1,677       1,515       1,702
     Depreciation                               1,592       1,536       1,532       1,508       1,592       1,578
     Amortization                                 128         124          90         124         128         154
                                              -------     -------     -------     -------     -------     -------
Station operating income                      $11,801     $11,323     $11,423     $11,182     $11,801     $11,506
                                              =======     =======     =======     =======     =======     =======

                                                  AS-REPORTED             SAME STATION             PRO FORMA (1)
RADIO SEGMENT                                  THREE MONTHS ENDED      THREE MONTHS ENDED       THREE MONTHS ENDED
                                                  DECEMBER 31,            DECEMBER 31,             DECEMBER 31,
                                               2003         2002        2003         2002       2003        2002
                                               ----         ----        ----         ----       ----        ----
Operating income as reported                  $ 9,701     $ 8,947     $ 9,313     $ 8,834     $ 9,701     $ 9,297
     Corporate general and administrative          --          --          --          --          --          --
     Depreciation                               1,107       1,114       1,047       1,086       1,107       1,112
     Amortization                                 125         118          87         118         125         148
                                              -------     -------     -------     -------     -------     -------
Station operating income                      $10,933     $10,179     $10,447     $10,038     $10,933     $10,557
                                              =======     =======     =======     =======     =======     =======

                                                 AS-REPORTED           SAME STATION          PRO FORMA (1)
TELEVISION SEGMENT                            THREE MONTHS ENDED    THREE MONTHS ENDED    THREE MONTHS ENDED
                                                 DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                              2003         2002     2003        2002       2003       2002
                                              ----         ----     ----        ----       ----       ----
Operating income as reported                  $  430     $  768     $  538     $  768     $  430     $  529
     Corporate general and administrative         --         --         --         --         --         --
     Depreciation                                435        370        435        370        435        414
     Amortization                                  3          6          3          6          3          6
                                              ------     ------     ------     ------     ------     ------
Station operating income                      $  868     $1,144     $  976     $1,144     $  868     $  949
                                              ======     ======     ======     ======     ======     ======

(1) Pro Forma results assume all acquisitions and dispositions in 2002 and 2003 occurred as of January 1, 2002.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE TWELVE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

RECONCILIATION OF STATION OPERATING INCOME TO GAAP OPERATING INCOME

                                                  AS-REPORTED            SAME STATION            PRO FORMA (1)
CONSOLIDATED                                  TWELVE MONTHS ENDED     TWELVE MONTHS ENDED     TWELVE MONTHS ENDED
                                                  DECEMBER 31,           DECEMBER 31,             DECEMBER 31,
                                               2003         2002       2003         2002       2003         2002
                                               ----         ----       ----         ----       ----         ----
Operating income as reported                  $28,565     $28,877     $27,652     $28,119     $28,870     $29,670
     Corporate general and administrative       6,450       6,022       6,450       6,022       6,450       6,218
     Depreciation                               6,544       6,034       6,081       5,913       6,632       6,382
     Amortization                                 458         499         359         499         510         581
                                              -------     -------     -------     -------     -------     -------
Station operating income                      $42,017     $41,432     $40,542     $40,553     $42,462     $42,851
                                              =======     =======     =======     =======     =======     =======

                                                  AS-REPORTED           SAME STATION              PRO FORMA (1)
RADIO SEGMENT                                 TWELVE MONTHS ENDED    TWELVE MONTHS ENDED       TWELVE MONTHS ENDED
                                                  DECEMBER 31,          DECEMBER 31,               DECEMBER 31,
                                               2003         2002      2003         2002         2003         2002
                                               ----         ----      ----         ----         ----         ----
Operating income as reported                  $34,151     $33,362     $32,998     $32,604     $34,456     $34,590
     Corporate general and administrative          --          --          --          --          --          --
     Depreciation                               4,785       4,401       4,366       4,280       4,873       4,705
     Amortization                                 444         475         345         475         496         557
                                              -------     -------     -------     -------     -------     -------
Station operating income                      $39,380     $38,238     $37,709     $37,359     $39,825     $39,852
                                              =======     =======     =======     =======     =======     =======

                                                 AS-REPORTED           SAME STATION          PRO FORMA (1)
TELEVISION SEGMENT                           TWELVE MONTHS ENDED    TWELVE MONTHS ENDED  TWELVE MONTHS ENDED
                                                 DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                              2003         2002      2003        2002     2003         2002
                                              ----         ----      ----        ----     ----         ----
Operating income as reported                  $1,063     $1,738     $1,303     $1,738     $1,063     $1,499
     Corporate general and administrative         --         --         --         --         --         --
     Depreciation                              1,560      1,432      1,516      1,432      1,560      1,476
     Amortization                                 14         24         14         24         14         24
                                              ------     ------     ------     ------     ------     ------
Station operating income                      $2,637     $3,194     $2,833     $3,194     $2,637     $2,999
                                              ======     ======     ======     ======     ======     ======

(1) Pro Forma results assume all acquisitions and dispositions in 2002 and 2003 occurred as of January 1, 2002.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE TWELVE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

RECONCILIATION OF PROFORMA STATION OPERATING INCOME TO GAAP PROFORMA OPERATING INCOME

                                                    PRO FORMA (1)      PRO FORMA (1)      PRO FORMA (1)       PRO FORMA (1)
CONSOLIDATED                                    THREE MONTHS ENDED  THREE MONTHS ENDED  THREE MONTHS ENDED   THREE MONTHS ENDED
                                                     MARCH 31,           JUNE 30,         SEPTEMBER 30,       DECEMBER 31,
                                                 -----------------   -----------------   -----------------   -----------------
                                                  2003      2002      2003      2002      2003      2002      2003      2002
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Proforma operating income as reported            $ 4,335   $ 4,662   $ 7,759   $ 7,924   $ 8,210   $ 9,012   $ 8,566   $ 8,072
          Corporate general and administrative     1,245     1,317     1,896     1,615     1,794     1,584     1,515     1,702
          Depreciation                             1,748     1,554     1,703     1,622     1,589     1,628     1,592     1,578
          Amortization                               107       142       135       143       140       142       128       154
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Proforma Station operating income                $ 7,435   $ 7,675   $11,493   $11,304   $11,733   $12,366   $11,801   $11,506
                                                 =======   =======   =======   =======   =======   =======   =======   =======

                                                   PRO FORMA (1)       PRO FORMA (1)        PRO FORMA (1)      PRO FORMA (1)
RADIO SEGMENT                                   THREE MONTHS ENDED  THREE MONTHS ENDED  THREE MONTHS ENDED   THREE MONTHS ENDED
                                                     MARCH 31,            JUNE 30,         SEPTEMBER 31,        DECEMBER 31,
                                                 -----------------   -----------------   -----------------   -----------------
                                                  2003      2002      2003      2002      2003      2002      2003      2002
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Proforma operating income as reported            $ 5,690   $ 5,789   $ 9,400   $ 9,354   $ 9,665   $10,150   $ 9,701   $ 9,297
          Corporate general and administrative        --        --        --        --        --        --        --        --
          Depreciation                             1,310     1,151     1,266     1,218     1,190     1,224     1,107     1,112
          Amortization                               103       136       132       137       136       136       125       148
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Proforma Station operating income                $ 7,103   $ 7,076   $10,798   $10,709   $10,991   $11,510   $10,933   $10,557
                                                 =======   =======   =======   =======   =======   =======   =======   =======

                                                     PRO FORMA (1)      PRO FORMA (1)        PRO FORMA (1)       PRO FORMA (1)
TELEVISION SEGMENT                                THREE MONTHS ENDED  THREE MONTHS ENDED   THREE MONTHS ENDED  THREE MONTHS ENDED
                                                       MARCH 31,           JUNE 30,          SEPTEMBER 30,        DECEMBER 31,
                                                   ----------------     ---------------     ---------------     ---------------
                                                    2003       2002      2003      2002      2003      2002      2003      2002
                                                   -----      -----     -----     -----     -----     -----     -----     -----
Proforma operating income (loss) as reported       ($ 60)     $ 239     $ 304     $ 235     $ 389     $ 496     $ 430     $ 529
          Corporate general and administrative        --         --        --        --        --        --        --        --
          Depreciation                               388        354       388       354       349       354       435       414
          Amortization                                 4          6         3         6         4         6         3         6
                                                   -----      -----     -----     -----     -----     -----     -----     -----
Proforma Station operating income                  $ 332      $ 599     $ 695     $ 595     $ 742     $ 856     $ 868     $ 949
                                                   =====      =====     =====     =====     =====     =====     =====     =====

(1) Pro Forma results assume all acquisitions and dispositions in 2002 and 2003 occurred as of January 1, 2002.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE THREE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

RECONCILIATION OF SAME STATION STATION OPERATING INCOME TO GAAP OPERATING INCOME

                                                      ADJUSTMENT                                       ADJUSTMENT
                                      AS-REPORTED  FOR ACQUISITIONS   SAME STATION    AS-REPORTED    FOR ACQUISITIONS  SAME STATION
                                     THREE MONTHS  AND DISPOSITIONS   THREE MONTHS    THREE MONTHS   AND DISPOSITIONS  THREE MONTHS
CONSOLIDATED                             ENDED      NOT INCLUDED IN       ENDED          ENDED       NOT INCLUDED IN      ENDED
                                      DECEMBER 31, ENTIRE COMPARABLE    DECEMBER 31,   DECEMBER 31,  ENTIRE COMPARABLE  DECEMBER 31,
                                         2003           PERIOD            2003            2002           PERIOD            2002
                                        -------         -------          -------         -------         -------          -------
Net operating revenue                   $32,933         ($2,437)         $30,496         $31,308         ($  893)         $30,415
Station operating expense                21,132          (2,059)          19,073          19,985            (752)          19,233
                                        -------         -------          -------         -------         -------          -------
Station operating income (2)             11,801            (378)          11,423          11,323            (141)          11,182
Corporate general and administrative      1,515              --            1,515           1,677              --            1,677
Depreciation                              1,592             (60)           1,532           1,536             (28)           1,508
Amortization                                128             (38)              90             124              --              124
                                        -------         -------          -------         -------         -------          -------
Operating income (loss)                 $ 8,566         ($  280)         $ 8,286         $ 7,986         ($  113)         $ 7,873
                                        =======         =======          =======         =======         =======          =======

                                                      ADJUSTMENT                                      ADJUSTMENT
                                      AS-REPORTED   FOR ACQUISITIONS  SAME STATION  AS-REPORTED   FOR ACQUISITIONS   SAME STATION
                                     THREE MONTHS  AND DISPOSITIONS   THREE MONTHS  THREE MONTHS  AND DISPOSITIONS   THREE MONTHS
RADIO SEGMENT                           ENDED       NOT INCLUDED IN       ENDED        ENDED       NOT INCLUDED IN       ENDED
                                      DECEMBER 31, ENTIRE COMPARABLE   DECEMBER 31,  DECEMBER 31,  ENTIRE COMPARABLE   DECEMBER 31,
                                         2003           PERIOD            2003          2002            PERIOD            2002
                                        -------         -------          -------       -------         -------          -------
Net operating revenue                   $29,495         ($2,337)         $27,158       $27,798         ($  893)         $26,905
Station operating expense                18,562          (1,851)          16,711        17,619            (752)          16,867
                                        -------         -------          -------       -------         -------          -------
Station operating income (2)             10,933            (486)          10,447        10,179            (141)          10,038
Corporate general and administrative         --              --               --            --              --               --
Depreciation                              1,107             (60)           1,047         1,114             (28)           1,086
Amortization                                125             (38)              87           118              --              118
                                        -------         -------          -------       -------         -------          -------
Operating income (loss)                 $ 9,701         ($  388)         $ 9,313       $ 8,947         ($  113)         $ 8,834
                                        =======         =======          =======       =======         =======          =======

                                                       ADJUSTMENT                                      ADJUSTMENT
                                      AS-REPORTED   FOR ACQUISITIONS  SAME STATION    AS-REPORTED   FOR ACQUISITIONS   SAME STATION
                                     THREE MONTHS   AND DISPOSITIONS  THREE MONTHS   THREE MONTHS   AND DISPOSITIONS   THREE MONTHS
TELEVISION SEGMENT                       ENDED       NOT INCLUDED IN      ENDED          ENDED       NOT INCLUDED IN      ENDED
                                      DECEMBER 31,  ENTIRE COMPARABLE   DECEMBER 31,   DECEMBER 31,  ENTIRE COMPARABLE  DECEMBER 31,
                                         2003            PERIOD            2003           2002            PERIOD          2002
                                        ------           ------           ------         ------           ------         ------
Net operating revenue                   $3,438           ($ 100)          $3,338         $3,510           $    0         $3,510
Station operating expense                2,570             (208)           2,362          2,366                0          2,366
                                        ------           ------           ------         ------           ------         ------
Station operating income (2)               868              108              976          1,144               --          1,144
Corporate general and administrative        --               --               --             --               --             --
Depreciation                               435               --              435            370               --            370
Amortization                                 3               --                3              6               --              6
                                        ------           ------           ------         ------           ------         ------
Operating income                        $  430           $  108           $  538         $  768           $    0         $  768
                                        ======           ======           ======         ======           ======         ======

(2)   Excludes depreciation, amortization, corporate general and administrative.

                            SAGA COMMUNICATIONS, INC.
                  SELECTED FINANCIAL DATA NON-GAAP DISCLOSURES
                           FOR THE TWELVE MONTHS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

RECONCILIATION OF SAME STATION STATION OPERATING INCOME TO GAAP OPERATING INCOME

                                                       ADJUSTMENT                                     ADJUSTMENT
                                      AS-REPORTED    FOR ACQUISITIONS  SAME STATION   AS-REPORTED   FOR ACQUISITIONS   SAME STATION
                                    TWELVE MONTHS   AND DISPOSITIONS   TWELVE MONTHS TWELVE MONTHS  AND DISPOSITIONS   TWELVE MONTHS
CONSOLIDATED                            ENDED        NOT INCLUDED IN       ENDED         ENDED       NOT INCLUDED IN       ENDED
                                     DECEMBER 31,   ENTIRE COMPARABLE   DECEMBER 31,  DECEMBER 31,  ENTIRE COMPARABLE   DECEMBER 31,
                                        2003             PERIOD             2003         2002            PERIOD             2002
                                       --------         --------          --------     --------         --------          --------
Net operating revenue                  $121,297         ($10,094)         $111,203     $114,782         ($ 3,601)         $111,181
Station operating expense                79,280           (8,619)           70,661       73,350           (2,722)           70,628
                                       --------         --------          --------     --------         --------          --------
Station operating income (2)             42,017           (1,475)           40,542       41,432             (879)           40,553
Corporate general and administrative      6,450               --             6,450        6,022               --             6,022
Depreciation                              6,544             (463)            6,081        6,034             (121)            5,913
Amortization                                458              (99)              359          499               --               499
                                       --------         --------          --------     --------         --------          --------
Operating income                       $ 28,565         ($   913)         $ 27,652     $ 28,877         ($   758)         $ 28,119
                                       ========         ========          ========     ========         ========          ========

                                                       ADJUSTMENT                                      ADJUSTMENT
                                      AS-REPORTED   FOR ACQUISITIONS   SAME STATION   AS-REPORTED   FOR ACQUISITIONS   SAME STATION
                                     TWELVE MONTHS AND DISPOSITIONS   TWELVE MONTHS  TWELVE MONTHS  AND DISPOSITIONS   TWELVE MONTHS
RADIO SEGMENT                            ENDED      NOT INCLUDED IN       ENDED          ENDED       NOT INCLUDED IN       ENDED
                                      DECEMBER 31, ENTIRE COMPARABLE    DECEMBER 31,   DECEMBER 31, ENTIRE COMPARABLE   DECEMBER 31,
                                          2003           PERIOD            2003           2002            PERIOD            2002
                                        --------        --------         --------        --------        --------         --------
Net operating revenue                   $109,065        ($ 9,995)        $ 99,070        $102,372        ($ 3,601)        $ 98,771
Station operating expense                 69,685          (8,324)          61,361          64,134          (2,722)          61,412
                                        --------        --------         --------        --------        --------         --------
Station operating income (2)              39,380          (1,671)          37,709          38,238            (879)          37,359
Corporate general and administrative          --               0               --              --              --               --
Depreciation                               4,785            (419)           4,366           4,401            (121)           4,280
Amortization                                 444             (99)             345             475              --              475
                                        --------        --------         --------        --------        --------         --------
Operating income                        $ 34,151        ($ 1,153)        $ 32,998        $ 33,362        ($   758)        $ 32,604
                                        ========        ========         ========        ========        ========         ========

                                                         ADJUSTMENT                                    ADJUSTMENT
                                        AS-REPORTED  FOR ACQUISITIONS  SAME STATION    AS-REPORTED  FOR ACQUISITIONS  SAME STATION
                                       TWELVE MONTHS AND DISPOSITIONS  TWELVE MONTHS  TWELVE MONTHS AND DISPOSITIONS  TWELVE MONTHS
TELEVISION SEGMENT                         ENDED      NOT INCLUDED IN      ENDED         ENDED       NOT INCLUDED IN      ENDED
                                        DECEMBER 31, ENTIRE COMPARABLE   DECEMBER 31,  DECEMBER 31, ENTIRE COMPARABLE   DECEMBER 31,
                                            2003          PERIOD            2003          2002          PERIOD            2002
                                           -------        -------         -------        -------        -------          -------
Net operating revenue                      $12,232        ($   99)        $12,133        $12,410        $     0          $12,410
Station operating expense                    9,595           (295)          9,300          9,216              0            9,216
                                           -------        -------         -------        -------        -------          -------
Station operating income (2)                 2,637            196           2,833          3,194             --            3,194
Corporate general and administrative            --              0              --             --             --               --
Depreciation                                 1,560            (44)          1,516          1,432              0            1,432
Amortization                                    14              0              14             24             --               24
                                           -------        -------         -------        -------        -------          -------
Operating income                           $ 1,063        $   240         $ 1,303        $ 1,738        $     0          $ 1,738
                                           =======        =======         =======        =======        =======          =======

(2)   Excludes depreciation, amortization, corporate general and administrative.